Via EDGAR Transmission
      10/31/00

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:           Bombardier Credit Receivables Corporation:
              Bombardier Receivables Master Trust I

Ladies and Gentlemen:

On behalf of Bombardier Credit Receivables Corporation (The "Registrant"), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the Bombardier Receivables Master Trust I, and deliver to you herewith the following documents:

              One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Credit Receivables Corporation, 1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Blaine Filthaut
Blaine Filthaut
 Treasurer
Bombardier Credit Receivables Corp.


                       SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported): October 31, 2000


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
(Issuer with respect to the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1)


Delaware                            33-69282                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 655-2824


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1 (collectively, the Certificates) of the Bombardier Receivables Master Trust I ( the Trust) on October 16, 2000 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference. In addition, information concerning the (I) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust (ii) amounts payable on account of the Variable Funding Certificate and

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest distributions made on October 16, 2000 on the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1.

        99.2. Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending September30,2000,(iii) the aggregate amount of principal collections and non-principal collections on the Receivables for such Collection Period and (iv) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION

                                          /s/Blaine Filthaut
                                    Name: Blaine Filthaut
                                    Title:  Treasurer

Dated: October 30, 2000

                                  EXHIBIT INDEX



Exhibit No. Page # Description

99.1        5      Distribution Date Statement relating to interest
                   distributions made on October 16, 2000 on the Floating
                   Class A Asset Backed Certificates, Series 2000-1 and the
                 Floating Rate Class B Asset Backed Certificates, Series 2000-1


99.2        8      Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable
                   Funding Certificate for the Collection Period endingSeptember
                   30, 2000 (ii) the aggregate amount of principal
                   Collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing
                   Fee payable on account of the Variable Funding Certificate for such Collection Period.

Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 2000-1
Distribution Date:                          10/16/00
1 Amount of principal paid or distributed:

      (a) Class A Certificates:                                                                                     -
  per $1,000 original principal amount of Class A Certificates                                                      -
  (b) Class B Certificates:                                                                                         -
  per $1,000 original principal amount of Class B Certificates                                                      -
2 Floating Allocation Percentage for such Collection Period(unweighted average):                                 0.00%
3 Principal Allocation Percentage for such Collection Period:                                                      N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:                                                                                 777,190.94
  per $1,000 original principal amount of Class A Certificates                                                    2.07
  (b) Class B Certificates:                                                                                  55,103.89
  per $1,000 original principal amount of Class B Certificates                                                    2.17
5.(a) Series 2000-1 Investor Default Amount for such Distribution Date:                                              -
6. Required Subordination Draw Amount, if any,                                                                       -
    for the preceding Collection Period (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding Collection Period:                                          -
     (b) Amount of Reimbursements of Investor Charge-Offs for the preceding
     period:                                                                                                         -
8.  (a) Amount of Class A Carryover Amount being paid or distributed                                                 -
     (b)  Balance:                                                                                                   -
   Distributed per $1,000 original principal amount of Class A Certificates                                          -
9.  (a) Amount of Class B Carryover Amount being paid or distributed                                                 -
     (b)  Balance:                                                                                                   -
   Distributed per $1,000 original principal amount of Class B Certificates                                          -
10. Pool Balance at end of related Collection Period                                                       942,045,475
11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:                                                374,600,000
  (b) Outstanding principal amount of Class B Certificates:                                                 25,400,000
  (c) Certificate Balance:                                                                                 400,000,000
  (d) Pool Factor for Class A Certificates:                                                              1.00000000000
  (e) Pool Factor for Class B Certificates:                                                              1.00000000000
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous Distribution Date to this
            Distribution Date:                                                                                 6.6213%
       (2)  Net Receivables Rate                                                                                10.06%
  (b) Class A Rate:                                                                                            6.7913%
  (c) Class B Rate:                                                                                            7.1013%
13.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period                                         -
      (b) Series 2000-1 Excess Servicing Fee being distributed and remaining
      balance (if any):                                                                                              -
      (1) Distributed:                                                                                               -
      (2) Balance:                                                                                                   -
14.  Invested Amount on this Distribution Date (after giving effect to all distributions
       which will occur on such Distribution Date):                                                        400,000,000
15.  The Available Subordinated Amount (inclusive of incremental subordination)
             On the immediately preceding Distribution Date:                                                         -
             On this Distribution Date:                                                                     23,280,423
16.  The Incremental Subordinated Amount on the immediately preceding
     Determination Date                                                                                              -
             On this Distribution Date:                                                                              -
17.  The Reserve Fund Balance for this Distribution Date:                                                    2,832,295
18.  The Excess Funding Account Balance for this Distribution Date:                                                  -
19.  Amount in the Excess Funding Account at the beginning of an Early
     Amortization Period or Intitial
      Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:                                                                                        N/A
  (b) Class B Certificates (only if Class A Certificates have been paid infull):                                  N/A
20.The minimum Collection Account balance with respect tothis Distribution Date:                          7,825,967.05
  Series 1997-1 Interest Payments on Class A Certificates                                                 2,321,986.11
  Series 1997-1 Interest Payments on Class B Certificates                                                   162,364.79
  Series 1997-1 Investor Defaults (to be remitted to BCI)                                                 1,251,950.46
  Series 1996-1 Servicer Advances (to be remitted to BCI)                                                 1,004,916.31
  Series 1996-1 Investor Defaults (to be remitted to BCI)                                                   542,255.39
  Series 1997-2 Servicer Advances (to be remitted to BCI)                                                 1,030,458.27
  Series 1997-2 Investor Defaults (to be remitted to BCI)                                                   586,222.05
  Series 1997-2 Fees (to be remitted to ABN)                                                                 32,637.50
  Series 2000-1 Interest Payments on Class A Certificates                                                   777,190.94
  Series 2000-1 Interest Payments on Class B Certificates                                                    55,103.89
  Series 2000-1 Investor Defaults (to be remitted to BCI)                                                            -
  Collection Account Investment Proceeds (to be remitted to BCI)                                             38,737.88
  Series 1997-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                     11,379.21
  Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                      5,436.44
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                      5,327.81
  Series 2000-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                             -
  Series 1997-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                      -
  Series 1996-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                      -
  Series 1997-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                      -
  Series 2000-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                      -
21.  An Early Amortization Event has occurred:                                                                      NO
22.  The Servicer has elected not to extend the Initial Principal Payment Date:                                    N/A
23.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables
       in the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool Balances for
      such three-month period is:                                                                                0.08%
      (Annualized three month average net losses)                                                                0.99%
24. Three-Month Payment Rate for the three (3) most recent Collection Periods:                                  19.70%
A Three-Month Payment Rate Trigger has occurred:                                                                    NO
25. Receivables Rate :                                                                                          12.06%
26. Inventory Aging of the Eligible Pool Balance as of the end of the
Collection Period:
                           0-120 days                                                                           44.14%
                          121-179 days                                                                          10.23%
                          180-269 days                                                                          15.10%
                          270-359 days                                                                          11.73%
                          360-479 days                                                                           9.74%
                          480 +                                                                                  9.06%
27. Optional removal of Receivables aged greater than 450 days during the
related Collection Period                                                                                           -
28. Eligible Investments on deposit in the Excess Funding Account and amounts on deposit
in the Excess Funding Accounts for all other Series at the end of the Interest
Period as a percentage of the assets of the Trust:                                                               0.00%
     Has an asset composition Event Occurred:                                                                       NO
29. Amount of 491 Day Aged Receivables made Ineligible during Collection Period:                             9,732,726
      Cumulative amount of 491 Day Aged Receivables made Ineligible from:
                                  Aged Ineligibles:Optional Removals:Put Limit:
    June 1, 2000 to September 30, 2000: $37,734,431   $0           $85,432,724
      Has an Early Amortization Event Occurred:                                                                     NO

30. Principal Amount of Receivables subject to a Participation Interest at
end of Collection Period:                                         4,568,224.93

31. Product Line Breakdown                                                                           Test Level:     Actual:
         Bombardier:                                                                                 45.00%          22.72%
         Marine:                                                                                     45.00%          30.36%
         Recreational Vehicles:                                                                      20.00%          12.45%
         CEA / Other:                                                                                10.00%           4.12%
         Manufactured Housing:                                                                       45.00%          30.35%
         Lawn & Garden:                                                                              10.00%           0.00%
                                                                                                                       -----
                 Total:                                                                                                100%

32. Overconcentration Amounts:

      Designated Manufacturer Concentration:                                                                      -
      Industry Overconcentrations:                                                                                -
      Dealer Overconcentrations:                                                                                  -
      Manufacturer Overconcentrations:                                                                            -
                                                                                                                  -
                 Total Overconcentration Amounts:                                                                 -
33. (a) BRMT I Defaulted Amount for Collection Period:                                                    2,428,847
     (b) BRMT I Non-Principal Collections Collection Period:                                             10,894,968
     (c) BRMT I Principal Collections Collection Period:                                                147,877,422
     (d) BRMT I Recovery Amount for Collection Period:                                                    1,411,093
34. Total Defaulted Amount at end of Collection Period relating to non payment
of at least $150 of interest due more than 90 days:                                                         915,686
35. Amount of Receivable purchased by the trust at a discount during Collection
    Period:                                                                                              14,908,892
36. Has an automatic Addition of Accounts Occurred:                                                              NO
37. Pool data on Receivables added as Automatic Account Additions                                               N/A


Prepared by:   Mr. John Quinn
Securitization Manager

Bombardier Credit Receivables Corporation
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:                    10/16/00
Collection Period:      09/01/00       through                     09/30/00
Aggregate Non-Principal Collections                                                                      10,894,968
Aggregate Principal Collections                                                                         147,877,422
Variable Funding Percentage (unweighted)                                                                      2.51%
Distributions on the Variable Funding Certificate:
       Non-Principal Collection Distributions:                                                              326,538
       Principal Collection Distributions:                                                                4,054,155
Variable Funding Amount as of the last day of the Collection Period:                                     59,226,431
Variable Funding Default Amount                                                                              91,107
Monthly Servicing Fee Due                                                                                    40,647



Note: As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the Variable Funding Percentage of such Collections and
(ii) the Excess Retained Percentage of such Collections, resulting in no payment by the Trustee.
Prepared by:   Mr. John Quinn